Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Vident Core U.S. Equity Fund (VUSE)
(the “Fund”)
November 4, 2022
Supplement to the Summary Prospectus, Prospectus, and
Statement of Additional Information (“SAI”),
each dated December 31, 2021, as previously supplemented

THIS SUPPLEMENT CONTAINS IMPORTANT INFORMATION ABOUT CHANGES TO THE
FUND’S OBJECTIVE, NAME, AND INVESTMENT STRATEGIES,
EFFECTIVE ON OR ABOUT DECEMBER 31, 2022.
The following information supplements and should be read in conjunction with the Fund’s Summary Prospectus, Prospectus, and SAI.
At the recommendation of Vident Advisory, LLC, the Fund’s investment adviser, the Board of Trustees of ETF Series Solutions has approved changes to the Fund’s name, investment objective, and investment strategies. These changes are scheduled to go into effect on or about December 31, 2022. The Fund’s management fee and expense ratio will not change.
Change to the Fund’s Name, Index’s Name, and Investment Objective

	Current	New
Fund Name	Vident Core U.S. Equity Fund	Vident U.S. Equity Strategy ETF
Index Name	Vident Core U.S. Stock IndexTM	Vident U.S. Quality Index
Investment Objective	The Fund seeks to track the performance, before fees and expenses, of the Vident Core U.S. Stock IndexTM.	The Fund seeks to track the performance, before fees and expenses, of the Vident U.S. Quality Index (the “Index” or the “U.S. Quality Index”).
Changes to the Fund’s Principal Investment Strategy
In conjunction with the change to the Fund’s name, the section entitled “Principal Investment Strategies of the Fund” with respect to the Fund is deleted in its entirety and will be replaced with the following:
The Vident U.S. Quality Index
The Index is a rules-based, systematic strategy index comprised of equity securities principally traded in the U.S. market of issuers domiciled in the United States. The starting universe of eligible companies in the Index consists of U.S.-listed common stock of U.S. companies with market capitalizations of at least $100 million. Companies eligible for inclusion must also meet certain minimum liquidity requirements.
The companies remaining in the Index universe are placed into one of three market capitalization segments: Giant (companies in the top 40% by market capitalization at the time of purchase), Large (companies in the top 40-70% range by market capitalization at the time of purchase) and SMID (also known as small/mid-capitalization companies, which are the remaining companies in the bottom 30% of the Index universe).
Companies are assessed across a variety of proprietary corporate governance criteria with risks flagged. The number of flagged risks are summed to form a company’s Corporate Governance Score. Companies with lower Corporate Governance Scores receive lower potential allocations. The proprietary corporate governance criteria are broadly designed to identify issues relating to board structure, incentives alignment, and shareholder rights.

At the time of each semi-annual reconstitution, the Index employs a multi-factor model for scoring and ranking stocks based on certain quality and momentum factors, and the stocks in the Index are weighted based on these factors and subject to certain adjustments and limitations, including the following constraints:
•the maximum allocation to a Giant market-capitalization company is 2%;
•the maximum allocation to a Large market-capitalization company is 1%; and
•the maximum allocation to a SMID market-capitalization company is 0.5%.
The Index’s allocation and weighting to a company is subject to certain liquidity thresholds. All companies eligible for inclusion receive an initial weight of 0.10%, and then the maximum weighting by market-capitalization segment is applied. Further adjustments are then made based on the company’s Corporate Governance Score and the company’s quality and momentum attributes, as described below.
The Index’s maximum allocation to a company may be adjusted downward by as much as 100% based on the company’s Corporate Governance Score (i.e., the Index uses the Corporate Governance Score to reduce potential weightings to companies with less favorable rankings relative to their market segment peers). The Index’s maximum allocation to a company may be increased by 25% if that company ranks in the top 25th percentile within its market-capitalization segment (e.g., if a company’s initial allocation is 2%, then the allocation would be 2.5%). The Index’s allocation to a market cap segment, at the time of the semi-annual reconstitution, will be within 5% of the initial cap weighted universe’s allocation to that segment.
A company’s weighting is further adjusted by considering the company’s quality and momentum attributes, based on a proprietary multi-factor model for scoring and ranking stocks. The model combines factors into two distinct factor composites, each seeking to score different stock attributes. These factor composites can be broadly categorized into the following groupings: quality and momentum. For stocks in the Giant and Large market cap segment, quality is defined as profitability and profitability growth. The components account for current and historical gross profits, return on invested capital, cash flows, and margins of companies in each segment. For stocks in SMID market cap segment, two additional composites are utilized: cost of capital and use of capital. These composites account for characteristics such as leverage, credit strength, debt, and equity issuance.
All rules are systematized and rely on data available at the end of each rebalancing period. The Index is reconstituted and rebalanced semi-annually in February and August.
The Index was created by Vident Financial, LLC, the Index Provider, for use by the Fund.
The Fund’s Investment Strategy
The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it may invest in all of the component securities of the Index, but may, when the sub-adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole. Vident Advisory, LLC (“Vident Advisory” or the “Adviser”), the Fund’s investment adviser, expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.

Please retain this Supplement with your Summary Prospectus,
Prospectus, and SAI for your future reference.
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